Exhibit 99.2

Third Quarter 2020 Earnings Report

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of COVID-19 on our business and financial operations, future loan delinquencies and forbearances, projected servicing advances requirements and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19;the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company's businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; maintaining sufficient capital and liquidity to support business growth including compliance with financial covenants;; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

PennyMac® Financial Services, Inc.

2

Third Quarter Highlights 3 ▪ Net income was $535.2 million; diluted earnings per share (EPS) were $7.03 – Increase from a record second quarter, driven by higher income in both production and servicing – Issued $500 million of 5.375% Senior Unsecured Notes; issued an additional $150 million after quarter end – Repurchased approximately 118,000 shares of PFSI’s common stock for an approximate cost of $6.9 million – Book value per share increased 22% to $ 41.67 from $34.26 at June 30, 2020 – PFSI’s Board of Directors declared a third quarter cash dividend of $0.15 per share, payable on November 25, 2020, to common stockholders of record as of November 16, 2020 ▪ Production segment pretax income of $613.3 million, up 14% from 2Q20 and 242% from 3Q19, driven by continued growth in direct lending and strong performance across all channels – Direct lending locks were $16.4 billion in unpaid principal balance (UPB), up 26% from 2Q20 and 153% from 3Q19 o $10.9 billion in UPB of locks in the consumer direct channel; $5.5 billion in UPB of locks in the broker direct channel – Government correspondent lock volume totaled $20.2 billion in UPB, up 56% from 2Q20 and 27% from 3Q19 – Total loan acquisitions and originations were $54.2 billion in UPB, up 44% from 2Q20 and 55% from 3Q19 – Correspondent acquisitions of conventional loans fulfilled for PennyMac Mortgage Investment Trust (NYSE: PMT) were $27.4 billion in UPB, up 45% from 2Q20 and 64% from 3Q19

4 ▪ Servicing segment pretax income was $111.7 million, up from a pretax loss of $62.4 million in 2 Q20 and a pretax loss of $18.1 million in 3 Q19 – Pretax income excluding valuation - related items was $ 179.5 million, up 107% from 2Q20 and 612% from 3Q19, driven by loss mitigation activities related to COVID - 19 (1) – $37.0 million in mortgage servicing rights (MSR) fair value losses and $9.7 million in hedging and other gains; net impact on pretax income was $(27.4) million and on EPS was $(0.26) – Servicing portfolio grew to $401.9 billion in UPB, up 4% from June 30, 2020 and 15% from September 30, 2019, driven by large production volumes offsetting elevated prepayment activity ▪ Investment Management segment pretax income was $ 3.3 million, down from $4.7 million in 2 Q20 and $5.0 million in 3Q19 – Net assets under management (AUM) were $2.3 billion, up 2% from June 30, 2020 – Revenue of $ 9.8 million in 3 Q20 , down from $10.5 million in 2Q20 which included gains related to PMT shares owned by PFSI Third Quarter Highlights (continued) (1) Excludes $37.0 million in MSR fair value losses, $9.7 million in hedging and other gains and a $40.5 million provision for cr ed it losses on active loans. See slide 21 for additional details.

5 Industry - leading platform built organically – not through acquisitions ▪ Disciplined, sustainable growth for more than 12 years ▪ Processes and systems built for large transaction volumes and scalable growth ▪ More than 6,000 employees across the U.S., supplemented by outsourced resources ▪ Deep, highly experienced management team – 156 senior - most executives have, on average, 25 years of relevant industry experience ▪ Strong governance and compliance culture Distinctive expertise and full range of capabilities across mortgage banking and investment management Loan production , e.g., loan fulfillment systems and operations, correspondent counterparty review and management Credit , e.g., loan program development, underwriting and quality control Capital markets , e.g., pooling and securitization, hedging/interest rate risk management Servicing , e.g., customer service, default management, investor accounting Technology, e.g., application development, data assets, sophisticated infrastructure Corporate functions , e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal Desired structure in place to compete effectively as a non - bank ▪ Synergistic partnership with PMT, a leading residential mortgage REIT and tax - efficient investment vehicle ▪ Provides access to long - term permanent capital PennyMac Financial Is Unique Among Mortgage Specialists

6 PFSI’s Mortgage Banking Franchise Has Substantial Long - Term Value ▪ Substantially all Fannie Mae, Freddie Mac and Ginnie Mae - eligible loans ▪ Diversified business through correspondent, consumer direct and broker direct channels ‒ Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume ▪ Lacks the fixed overhead of the traditional, retail origination model ▪ Recurring fee income business captured over the life of the loan ▪ In the event of higher interest rates, expected life of the loan would increase resulting in a more valuable MSR asset ▪ These dynamics create a natural hedge to production income Drives leads for new consumer direct originations x Industry - leading operating platform with more than 6,000 employees across the U.S. x 1.9 million valuable, ongoing consumer relationships in the servicing business x Proprietary technology assets, including systems with capabilities well beyond leading industry vendors x Unparalleled capabilities to analyze and price large volumes of loans with real - time market updates (1) Inside Mortgage Finance for the twelve months ended September 30, 2020 (2) Inside Mortgage Finance as of June 30, 2020 (3) As of September 30, 2020 In both businesses, scale and efficiency are critical for success Large volumes of production create “flywheel” to grow servicing portfolio Loan Production 3 rd largest in the U.S. (1) ($170 billion in UPB in the last 12 months) Loan Servicing 8 th largest in the U.S. (2) ($402 billion in UPB) (3)

$172 $196 $248 $337 $312 $244 $393 $1,194 2013 2014 2015 2016 2017 2018 2019 9M20 Consistent Track Record of Profitability and Value Creation 7 Net Income (1) Annualized Return on Average Common Stockholders’ Equity (1) PFSI’s net income prior to its reorganization on October 1, 2018 includes net income attributable to a noncontrolling interest, which was not subject to a provision for income taxes (2) Represents partial year. Initial Public Offering was May 8, 2013. (3) Compounded annual growth rate ($ in millions) 11% 19% 20% 22% 26% 13% 22% 64% 2013 2014 2015 2016 2017 2018 2019 9M20 ▪ Consistency due to disciplined management and PFSI’s diversified model with leading businesses in loan production and servicing ▪ Substantial increase in earnings due to not only COVID - related tailwinds, but also significant advances in PFSI’s business Over 7+ years since PFSI’s IPO, book value per share has grown from $7.27 to $ 41.67; 27% CAGR (3) (2) Average: 24%

Direct Lending and Servicing Scale Are Driving PFSI's Earnings Growth

Production Pretax Income

($ in millions)



Estimated Contribution from Direct Lending (CDL & BDL)
$239
$87
$528
$1,391
2017
2018
2019
9M20

Servicing Pretax Income

($ in millions)



$103
$59
$172
$147
$147
-$15
$309
$220
2017
2018
2019
9M20
Pretax Income
Pretax Income Excluding Valuation Related Changes(1)

Investment Management Pretax Income

($ in millions)



$6
$7
$16
$12
2017
2018
2019
9M20

- **Faster growth direct lending channels (consumer and broker direct) are significant contributors to PFSI's earnings growth – see slides 15, 16 and 20**
- **Servicing income reflects growing portfolio, scale economies and loss mitigation activities**
- **While the macroeconomic outlook remains uncertain, we expect PFSI's exceptional financial performance to persist through 2021**

PennyMac Financial Services, Inc.

Note: Does not include pretax income from non-segment activities which was $32.9 million in 2017 and $1.1 million in 2018, which primarily represents Repricing of payable to exchanged Private National Mortgage Acceptance Company, LLC unitholders under a tax receivable agreement. $32.0 million was the result of the change in the federal income tax rate under the Tax Cuts and Jobs Act of 2017.

(1) Valuation-related changes include MSR fair value changes before recognition of realization of cash flows, related hedging and other gains (losses), and provision for credit losses on active loans considered in the assessment of MSR fair value changes

8

9 Purchase Orientation Has Driven PFSI’s Production Volumes Across Cycles Purchase Mix (1) PFSI Production Volume (UPB in billions) U.S. Origination Market (1) (UPB in trillions ) $32 $29 $48 $70 $68 $68 $118 $127 2013 2014 2015 2016 2017 2018 2019 9M20 $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $2.8 2013 2014 2015 2016 2017 2018 2019 9M20 10 - year Treasury range (2) Low: 1.7% 2.1% 1.7% 1.4% 2.1% 2.4% 1.5% 0.5% - - - - - - - - - High: 3.0% 3.0% 2.5% 2.6% 2.6% 3.2% 2.8% 1.9% (1) Inside Mortgage Finance and company estimates (2) Treasury.gov 48% 75% 64% 61% 73% 80% 63% 42% 40% 58% 53% 49% 63% 71% 54% 38% 2013 2014 2015 2016 2017 2018 2019 9M20 PFSI Purchase Mix Industry Purchase Mix

$1.3 $1.4 $1.5 $1.1 $2.2 $1.1 $2.3 $3.6 $2.6 2019 2020E 2021E Purchase Refinance 10 Origination Market Remains Historically Strong (1) Actual originations: Inside Mortgage Finance. Total originations forecast: Average of Mortgage Bankers Association (10/21/20 ), Fannie Mae (10/12/20 ), and Freddie Mac (10/14/20 ) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 2.81% as of 10/29/20 U.S. Mortgage Origination Market (1) (UPB in trillions) Average 30 - year fixed rate mortgage (2) 3.13% 2.90% ▪ Economic forecasts for 2020 total originations have increased to over $3.6 trillion, and forecasts for 2021 total originations range from $2.5 to $2.7 trillion, a robust market supported by all - time low interest rates ‒ The Federal Reserve is expected to hold interest rates near zero through 2023 ‒ Purchase originations in 2021 are forecasted to increase again while refinance originations are expected to return to 2019 levels ‒ PennyMac is well positioned to continue market share growth across its three production channels ▪ As a result of its risk management, capital advantages and scale, PennyMac has been able to capitalize on opportunities throughout the COVID crisis, in contrast to others with liquidity and operational challenges 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

0.5% 0.5% 0.7% 0.9% 2017 2018 2019 9M20 0.3% 1.1% 2.0% 2017 2018 2019 9M20 Correspondent Production (1) Consumer Direct Production (1) Broker Direct Production (1) Loan Servicing (1) 11 Strong Track Record of Market Share Growth Across the Business (1) Historical market share estimates based on Inside Mortgage Finance. For the nine months ended September 30, 2020, Inside Mort ga ge Finance forecasts $2.79 trillion in total origination volume. Over the same period, we estimate the correspondent channel represented 22 .1% of the overall origination market; we estimate that retail represented 64.4% of the overall origination market; and we estimate that br oker represented 13.5% of the overall origination market. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $403.0 bil lio n divided by an estimated $11.3 trillion in mortgage debt outstanding as of June 30, 2020. N/A 10.5% 11.9% 15.5% 16.9% 2017 2018 2019 9M20 2.3% 2.7% 3.3% 3.6% 12/31/17 12/31/18 12/31/19 9/30/20 Substantial growth potential in consumer and broker direct

Infrastructure Has Enabled PFSI's Rapid Growth in Mortgage Banking

Scalable Infrastructure in Place

- Centralized mortgage fulfillment organization performs loan processing and underwriting for all production channels


Consumer Direct
Broker Direct
Correspondent
Mortgage Fulfillment Division (MFD)

- End-to-end fulfillment process for direct lending channels – allows for greater scalability than traditional processor and underwriter model
- Loan origination process broken down into over 30 specific functions and assigned to task specialists for improved efficiency and ability to grow
- Operations distributed across major sites in CA, TX, FL, NV, MO, AZ and other onshore and offshore locations to operate more efficiently, drive down costs and attract talent from more labor markets

PennyMac Employees[1]


3,460
4,215
6,019
12/31/18
12/31/19
9/30/20

- Able to increase employee base by more than 1,800 YTD to address increased demand for mortgage production and servicing requirements
  - 89% of employee growth in mortgage production and servicing roles
- Production cost per loan down and loans per employee up significantly from a year ago

(1) Excludes outsourced staff

PennyMac Financial Services, Inc.

12

Technology Investments Drive Continued Growth

Focus on Direct Lending Enhancements

Consumer Direct

- Enhance lead generation capabilities and use of data analytics
- Increase use of digital marketing to drive non-portfolio originations
- Improve ability for borrowers to self-service

Broker Direct

- Further reduce loan cycle duration via portal and workflow enhancements
- Extend best-in-class tools and solutions to brokers
- Enhance brokers' ability to self-service

Fulfillment

- Further automating and improving the production and distribution of loan documents
- Increase use of online closings and expansion of fulfillment automation
- Improve access to data in real time and on demand

- ***Improves experience for the consumer and broker***
- ***Improves productivity in sales and operations***
- ***Enables higher volumes and reduced cost to originate***

P3 (Correspondent Production)

- Leverages proprietary systems and next generation technology; seamless integration with PennyMac's proprietary loan bidding system
- Enables an improved customer experience and process consistencies while increasing the speed of system enhancements

Servicing Systems Environment (SSE)

- Proprietary, workflow-driven servicing system with a modern, scalable and flexible architecture, built to meet PennyMac's unique needs as an industry-leading mortgage servicer
- Enables PennyMac to effectively address COVID-related hardships via automated forbearance management and different loss mitigation options

These are cloud-based systems operating in a scalable infrastructure designed for continued growth

PennyMac Financial Services, Inc.

13

14 Liquidity and Capital Update ▪ PFSI further strengthened its balance sheet with the issuance of $650 million of 5 - year, senior unsecured corporate debt in September and October; net new liquidity was approximately $500 million after retiring a $150 million revolving credit facility ‒ Milestone in long - term, strategic initiative to diversify liability structure, add unsecured term debt and improve PFSI’s corporate issuer ratings over time ‒ Proceeds used in the near term to pay down short - term secured debt resulting in no increase to overall leverage ▪ PFSI has approximately $1.6 billion in available liquidity as of October 31, 2020, consisting of approximately $500 million in cash and short - term investments and $1.1 billion that may be immediately drawn on secured facilities with excess pledged collateral ▪ PFSI’s strong capital and liquidity position is an important competitive advantage ‒ Significant ongoing investments in PFSI’s operations to ensure long - term success, including major technology enhancements and growing the direct lending platform ‒ Significant capital required to support increased volumes of loan production and EBO activity ‒ Prudent to maintain excess liquidity given economic uncertainty; also favorably viewed by regulators and counterparties ‒ Continue to evaluate other uses of excess liquidity such as common share repurchases on an ongoing basis

Production Segment Highlights – Volume by Channel

Correspondent

(UPB in billions)


$35.4
$37.7
$54.5
$31.0
$29.9
$44.3
$16.6
$18.9
$27.4
$14.3
$11.0
$17.0
3Q19
2Q20
3Q20
Government loans(1)
Conventional loans for PMT (2)
Total locks (3)

Consumer Direct

(UPB in billions)


$10.9
$8.9
$4.6
$2.7
$5.1
$6.3
$1.0
$1.7
$2.5
$2.6
$3.1
$3.2
3Q19
2Q20
3Q20
Government loans
Conventional loans
Total locks

Broker Direct

(UPB in billions)


$5.5
$4.1
$1.9
$1.2
$2.6
$3.5
$0.8
$0.4
$2.1
$0.5
$2.7
$0.8
3Q19
2Q20
3Q20
Government loans
Conventional loans
Total locks

October 2020:

(UPB in billions)

Locks:	$21.7
Acquisitions:	$18.7

October 2020:

(UPB in billions)

Locks:	$4.3
Originations:	$2.4
Committed pipeline[4]:	$7.3

October 2020:

(UPB in billions)

Locks:	$2.0
Originations:	$1.4
Committed pipeline[4]:	$2.1

PFSI's margins remain elevated especially given mix shift to consumer and broker direct

PennyMac Financial Services, Inc.

[1] For government-insured loans, PFSI earns income from holding and selling or securitizing the loans [2] For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans [3] Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding [4] Commitments to originate mortgage loans at specified terms at period end

15

Production Segment Highlights – Business Trends by Channel

Correspondent

- PennyMac remained the largest correspondent aggregator in the U.S.
- Higher-margin best efforts commitments increased to a record $21.8 billion in UPB or 40% of lock volume in 3Q20, up from $14.3 billion in 2Q20 and $6.9 billion in 3Q19
- Government correspondent margins were down from record levels in 2Q20 but remain high on a historical basis
- All correspondent clients have been migrated to P3, PennyMac's new correspondent lending portal

Consumer Direct

- Record volumes achieved as a result of:
  - Advanced modeling and analytics
  - Growth in sales and fulfillment capacity
  - Efficient and low cost infrastructure
- Non-portfolio interest rate lock commitments in 3Q20 totaled $906 million, up from $568 million in 2Q20 and $90 million in 3Q19
- Margins decreased modestly in 3Q20, but remained elevated relative to historical levels

Broker Direct

- Continued growth Q/Q in both lock and funding volumes as a result of the increase in approved brokers and our larger presence in the channel
  - Approved brokers totaled 1,422 at September 30, 2020, up 13% from June 30
  - Approximately 12,000 brokers and non-delegated sellers active in the market
- Margins decreased from peak levels in 2Q20 but remain high on a historical basis

Record production volumes across all channels in 3Q20 enabled by PennyMac's low-cost and efficient fulfillment process

PennyMac Financial Services, Inc.

16

Servicing Segment Highlights

- Servicing portfolio totaled $401.9 billion in UPB at September 30, 2020, up 4% Q/Q and 15% Y/Y
- Record production volumes led to portfolio growth despite elevated prepayment activity
- Modest decrease in delinquency rates as borrowers begin to emerge from forbearance plans
- Substantial increase in modifications and EBO loan volume related to loss mitigation efforts with borrowers emerging from COVID-19 forbearance plans

Selected Operational Metrics

	2Q20	3Q20
Loans serviced (in thousands)	1,842	1,870
60+ day delinquency rate - owned portfolio(1)	11.7%	11.4%
60+ day delinquency rate - sub-serviced portfolio(2)	5.1%	3.7%
Actual CPR - owned portfolio(1)	24.4%	29.7%
Actual CPR - sub-serviced(2)	34.8%	39.2%
UPB of completed modifications ($ in millions)(3)	$595	$3,975
EBO loan volume ($ in millions)(4)	$293	$2,739

Loan Servicing Portfolio Composition



(UPB in billions)
$348.5
$388.3
$401.9
9/30/2019
6/30/2020
9/30/2020
Prime owned
Prime subserviced and other

Net Portfolio Growth



(UPB in billions)
$388.3
($40.6)
$54.2
$401.9
At 6/30/20
Runoff(5)
Additions from loan production(6)
At 9/30/20

PennyMac Financial Services, Inc.

(1) Owned portfolio in predominantly government-insured and guaranteed loans under the FHA (53%), VA (29%), and USDA (12%) programs. Delinquency data based on loan count (i.e., not UPB). CPR = Conditional Prepayment Rate. (2) Represents PMT's MSRs. Excludes distressed loan investments (3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs (4) Early buyouts of delinquent loans from Ginnie Mae pools during the period (5) Also includes loans servicing released in connection with any asset sales by PMT (6) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

17

Investment Management Revenues (1) 18 Investment Management Segment Highlights Investment Management AUM ($ in billions ) ▪ Net AUM as of September 30, 2020 were $2.3 billion, up 2% from June 30 , 2020 primarily due to the increase in PMT’s book value – Investment management revenues were $9.8 million, down slightly from the prior quarter which included gains related PMT shares owned by PFSI – Incentive fees are not expected for some time due to the impact of PMT’s 1Q20 loss ($ in millions ) $9.9 $9.6 $10.5 $9.8 $2.2 $11.8 $10.5 $9.8 3Q19 2Q20 3Q20 Base management fees & other revenue Performance incentive $2.22 $2.24 $2.28 9/30/2019 6/30/2020 9/30/2020

Hedging Approach Continues to Moderate the Volatility of PFSI's Results

MSR Valuation Changes and Offsets

($ in millions)


MSR fair value change before recognition of realization of cash flows
Hedging and other gains (losses)
Production pretax income
$254.0
$179.3
($295.5)
$538.0
($15.1)
($108.4)
$613.3
$9.7
($37.0)
3Q19
2Q20
3Q20

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 3Q20, MSR fair value decreased modestly
  - Reduction driven by increased estimates of foreclosure costs impacted by COVID-19
  - Partially offset by $9.7 million in hedging and other gains
  - More than offset by record production pretax income

PennyMac Financial Services, Inc.

19

Drivers of Production Segment Profitability

	3Q19				2Q20				3Q20			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination Expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
Government Correspondent	$ 15,296	36	$ 55.1	20%	$ 11,757	163	$ 191.6	28%	$ 18,315	64	$ 117.3	15%
Consumer Direct	3,239	481	155.8	56%	5,637	575	324.1	47%	8,208	543	445.7	57%
Broker Direct	1,359	140	19.0	7%	3,073	304	93.4	14%	4,368	268	117.1	15%
Other[2]	n/a	n/a	5.2	2%	n/a	n/a	25.5	4%	n/a	n/a	50.4	6%
Total PFSI account revenues (net of Loan origination expense)	**$ 19,893**	**118**	**$ 235.1**	**84%**	**$ 20,467**	**310**	**$ 634.7**	**92%**	**$ 30,891**	**236**	**$ 730.5**	**93%**
PMT Conventional Correspondent	18,489	24	45.1	16%	22,324	24	52.8	8%	30,036	18	54.8	7%
Total Production revenues (net of Loan origination expense)		**73**	**$ 280.2**	**100%**		**161**	**$ 687.5**	**100%**		**129**	**$ 785.3**	**100%**
Production expenses (less Loan origination expense)	**$ 38,382**	**26**	**$ 100.9**	**36%**	**$ 42,790**	**35**	**$ 149.4**	**22%**	**$ 60,927**	**28**	**$ 172.1**	**22%**
Production segment pretax income		**47**	**$ 179.3**	**64%**		**126**	**$ 538.1**	**78%**		**101**	**$ 613.3**	**78%**

- Direct lending channels (consumer and broker direct) have outsized impact on Production earnings – represented 21% of fallout adjusted lock volume in 3Q20, but over 70% of segment pretax income
- Production revenue margins remain elevated especially with PFSI's mix shift to direct lending channels – revenue per fallout adjusted lock for PFSI's own account was 236 basis points in 3Q20, up from 118 basis points in 3Q19
- Costs[3] vary by channel – range from approximately 15 basis points in correspondent to 150 basis points in consumer direct; as the mix shift towards direct lending continues, production expenses as a percentage of fallout adjusted locks are expected to trend higher

[1] Expected revenue net of direct origination costs at time of lock
[2] Reflects hedging, pricing and execution changes, timing of revenue recognition, and other items
[3] Costs are fully allocated Production expenses net of Loan origination expense.

PennyMac Financial Services, Inc.

20

Servicing Profitability Excluding Valuation-Related Changes

	3Q19		2Q20		3Q20	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Operating revenue	$ 270.8	31.7	$ 257.2	26.1	$ 261.4	26.4
Realization of MSR cash flows	(117.2)	(13.7)	(97.4)	(9.9)	(90.2)	(9.1)
EBO loan-related revenue[2]	33.6	3.9	75.9	7.7	170.2	17.2
Servicing expenses:						
Operating expenses	(87.0)	(10.2)	(85.9)	(8.7)	(94.4)	(9.5)
Payoff-related expense[3]	(15.9)	(1.9)	(25.1)	(2.5)	(31.2)	(3.1)
Credit losses and provisions for defaulted loans	(17.3)	(2.0)	(12.3)	(1.2)	(13.0)	(1.3)
EBO loan transaction-related expense	(19.9)	(2.3)	(6.2)	(0.6)	(1.2)	(0.1)
Financing expenses:						
Interest on ESS	(2.3)	(0.3)	(2.4)	(0.2)	(2.1)	(0.2)
Interest to third parties	(19.6)	(2.3)	(16.8)	(1.7)	(20.1)	(2.0)
Pretax income excluding valuation-related changes	**$ 25.2**	**3.0**	**$ 86.9**	**8.8**	**$ 179.5**	**18.1**
Valuation-related changes[4]						
MSR fair value[5]	(295.5)		(108.4)		(37.0)	
ESS liability fair value	3.9		0.6		3.1	
Hedging derivatives gains (losses)	250.1		(15.8)		6.5	
Provision for credit losses on active loans[6]	(1.8)		(25.8)		(40.5)	
Servicing segment pretax income	**$ (18.1)**		**$ (62.4)**		**$ 111.7**	
Average servicing portfolio UPB	**$ 341,370**		**$ 394,392**		**$ 396,422**	

- Operating revenue increased $4.2 million Q/Q driven by higher fees from a growing servicing portfolio
- EBO loan-related revenue increased significantly to $170.2 million as a result of loss mitigation activity on loans emerging from forbearance while related expenses were modest as most of the loans bought out returned to performing status immediately
- Payoff-related expense from prepayments remains elevated and increased $6.1 million Q/Q
- Valuation-related changes include $40.5 million in provisions for credit losses on active loans driven by higher delinquencies related to COVID-19

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(5) Includes fair value changes and provision for impairment
(6) Considered in the assessment of MSR fair value changes

PennyMac Financial Services, Inc. 21

Trends in Delinquencies, Forbearance and Loss Mitigation

30+ Day Delinquency Rate and Forbearance Trend[1]



15.1%
14.1%
12.4%
1.9%
10.1%
1.1%
7.4%
7.6%
7.2%
6.4%
10.6%
9.0%
4.7%
1.7%
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Delinquent in Forbearance
Current in Forbearance
30+ Day Delinquency Rate

Forbearance Outcomes[2]



100%
16%
14%
3%
1%
67%
14%
82%
6/30/20
Re-performing
Active Loss Mitigation
Paid-in-full
30+ DQ not in forbearance
Extended
New forbearances
9/30/20
Beginning Period Forbearance
Ending Period Forbearance

- Servicing advances outstanding were approximately $346 million at September 30, 2020 versus $237 million at June 30
  - Advances are expected to continue increasing over the next 6 to 12 months
  - No P&I advances have been made in 2020, as prepayment activity continues to sufficiently cover Ginnie Mae's requirement
- Of the 16% reduction in forbearance related to reperformance:
  - 9% were or became current
  - 7% were FHA Partial Claims or completed modifications
- $2.7 billion in UPB of loans were bought out of Ginnie Mae securities in conjunction with loss mitigation activities
  - 79% related to FHA Partial Claims, which must remain current for a minimum of six months to be eligible for resecuritization
  - 21% modifications, which may be resecuritized immediately
- At September 30, 2020, 9.0% of the loans in PFSI's predominantly government loan portfolio were delinquent and in forbearance; elevated levels of reperformance and resecuritization are expected to continue into 2021

PennyMac Financial Services, Inc.

Note: Figures may not sum due to rounding
[1] Owned MSR portfolio. Delinquency and forbearance data based on loan count (i.e., not UPB). As of 9/30/2020, 30+ day delinquency units amounted to 177,458, forbearance units amounted to 126,405, total portfolio units were 1,253,432, and portfolio UPB was $245.4 billion.
[2] Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance

22

Appendix

▪ Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems ▪ Operating platform has been developed organically and is highly scalable ▪ Commitment to strong corporate governance, compliance and risk management since inception ▪ PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management ▪ Servicing for owned MSRs and subservicing for PMT ▪ Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae ▪ Industry - leading capabilities in special servicing ▪ Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity ▪ External manager of PMT, which invests in mortgage - related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non - Agency MBS and asset - backed securities ▪ Synergistic partnership with PMT ▪ Correspondent aggregation of newly originated loans from third - party sellers – PFSI earns gains on delegated government - insured and non - delegated loans – Fulfillment fees for PMT’s delegated conventional loans ▪ Consumer direct origination of conventional and government - insured loans ▪ Broker direct origination launched in 2018 24 Overview of PennyMac Financial’s Businesses

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2020
- Issued $650 million of Senior Unsecured Notes

2019
- Launched proprietary, cloud-based Servicing Systems Environment (SSE)

2018
- Launched broker-direct lending channel
- PFSI completes corporate reorganization

2017
- Issued MSR-backed term notes

2016
- Substantial growth in consumer direct capacity

2015
- Stockholders' equity surpasses $1 billion

2014
- Continued organic growth
- Servicing UPB reaches $100 billion

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- PMT formed in an initial public offering raising $320 million
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched; de novo build of legacy-free mortgage servicer
- Raised $500 million of capital in private opportunity funds

Period End:	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 [1]
Employees:	72	128	230	435	1,008	1,373	1,816	2,523	3,099	3,248	3,460	4,215	6,019

[1] 2020 figure is as of September 30, 2020; excludes outsourced full-time equivalents

25

26 Why Are MSR Sales Occurring? How Do MSRs Come to Market? ▪ Large servicers may sell MSRs due to operational pressures, regulatory capital constraints for banks and a re - focus on core customers/businesses ▪ Independent mortgage banks sell MSRs from time to time due to a need for capital ▪ Opportunities may arise in the current market driven by dislocation and liquidity concerns ▪ Intermittent large bulk portfolio sales ($10+ billion in UPB) – Require considerable coordination with selling institutions and Agencies ▪ Mini - bulk sales (typically $500 million to $5 billion in UPB) ▪ Flow/co - issue MSR transactions (monthly commitments, typically $20 - $100 million in UPB) – Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? ▪ GSE and Ginnie Mae servicing in which PFSI has distinctive expertise ▪ MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) ▪ Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators and financing partners • Physical capacity in place to sustain servicing portfolio growth plans • Potential co - investment opportunity for PMT in the ESS Potential Opportunity in MSR Acquisitions

27 Excess Servicing Spread (e.g., 17bp ) MSR Asset (e.g., 34bp servicing fee) Acquired by PFSI from Third - Party Seller (1) ▪ PMT has co - invested in Agency MSRs acquired from third - party sellers by PFSI; presently only related to certain Ginnie Mae MSRs ▪ PMT acquires the right to receive the ESS cash flows over the life of the underlying loans ▪ PFSI owns the MSRs and services the loans (1) The contractual servicer and MSR owner is PLS, an indirect wholly - owned subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer or issuer guide ) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer Excess Servicing Spread (2) ▪ Interest income from a portion of the contractual servicing fee – Realized yield dependent on prepayment speeds and recapture Base MSR ▪ Income from a portion of the contractual servicing fee ▪ Also entitled to ancillary income ▪ Bears expenses of performing loan servicing activities ▪ Required to advance certain payments largely for delinquent loans Base MSR (e.g., 17bp ) Acquired by PMT from PFSI (1) Example transaction: actual transaction details may vary materially PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

28 MSR Asset Valuation Pool UPB $218,161 $16,690 $234,851 Coupon (1) 3.73% 4.19% 3.76% Servicing fee/spread 0.35% 0.34% 0.35% Prepayment speed assumption (CPR) 16.0% 11.8% 15.3% Fair value $2,166.7 $167.2 $2,333.8 As a multiple of servicing fee 2.84 2.92 2.85 Related excess servicing spread liability - $143.0 $143.0 September 30, 2020 Unaudited ($ in millions) Total Subject to excess servicing spread liability Not subject to excess servicing spread liability

29 Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non - QM loans Acquisitions and Originations by Product First Lien Acquisitions/Originations Second Lien Originations Unaudited ($ in millions) Correspondent Acquisitions Conventional Conforming 16,644$ 20,510$ 16,153$ 18,900$ 27,351$ Government 14,346 16,653 13,616 10,991 16,977 Non-Agency (1) 3 - - - - Total 30,993$ 37,163$ 29,768$ 29,890$ 44,328$ Consumer Direct Originations Conventional Conforming 1,006$ 1,203$ 1,670$ 2,475$ 3,091$ Government 1,651 2,566 2,354 2,647 3,240 Jumbo - - - - - Total 2,657$ 3,768$ 4,024$ 5,122$ 6,331$ Broker Direct Originations Conventional Conforming 842$ 940$ 1,163$ 2,136$ 2,657$ Government 359 481 403 481 845 Non-Agency (1) 4 - - - - Total 1,206$ 1,421$ 1,566$ 2,617$ 3,502$ Total acquisitions/originations 34,856$ 42,353$ 35,358$ 37,630$ 54,161$ UPB of loans fulfilled for PMT 16,647$ 20,510$ 16,153$ 18,900$ 27,351$ 4Q19 3Q19 2Q20 1Q20 3Q20 Consumer Direct Fundings HELOC 3$ 3$ 2$ 1$ 0$

30 Interest Rate Locks by Product First Lien Locks Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non - QM loans Unaudited ($ in millions) Correspondent Locks Conventional Conforming 19,461$ 19,736$ 19,109$ 24,804$ 34,358$ Government 15,933 16,225 14,871 12,920 20,164 Non-Agency (1) 1 - - - - Total 35,395$ 35,961$ 33,980$ 37,725$ 54,523$ Consumer Direct Locks Conventional Conforming 1,777$ 2,053$ 3,603$ 4,666$ 5,699$ Government 2,844 3,407 3,548 4,281 5,207 Jumbo 6 6 8 - - Total 4,627$ 5,466$ 7,159$ 8,947$ 10,906$ Broker Direct Locks Conventional Conforming 1,253$ 1,147$ 2,163$ 3,229$ 4,236$ Government 606 566 610 868 1,256 Non-Agency (1) 2 - - - - Total 1,860$ 1,713$ 2,773$ 4,097$ 5,492$ Total locks 41,883$ 43,140$ 43,912$ 50,769$ 70,920$ 3Q19 4Q19 2Q20 1Q20 3Q20

31 Credit Characteristics by Acquisition / Origination Period Correspondent Consumer Direct Broker Direct 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Government-insured 701 703 700 719 715 Government-insured 42 42 42 37 37 Conventional 760 762 763 769 772 Conventional 35 35 34 32 32 Weighted Average DTIWeighted Average FICO 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Government-insured 709 711 710 719 719 Government-insured 42 42 42 41 40 Conventional 743 747 748 752 756 Conventional 36 35 35 33 32 Weighted Average DTIWeighted Average FICO 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Government-insured 712 715 712 738 756 Government-insured 43 43 43 42 45 Conventional 759 758 761 767 770 Conventional 36 36 34 32 32 Weighted Average DTIWeighted Average FICO